ADVISORSHARES TRUST

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

NYSE Arca Ticker: VEGA

Supplement dated April 5, 2021 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”). It should be read in conjunction with those documents and retained for future reference.

Effective March 31, 2021, Messrs. Peter Van De Zilver and David Young no longer serve as portfolio managers of the Fund. Messrs. Kenneth Hyman and Robert Kellogg and Ms. Rebecca Valdez continue to serve as portfolio managers. All references to Messrs. Van De Zilver and Young in the Summary Prospectus, Prospectus and SAI are hereby deleted.